Financial assets	6 Months Ended
Jun. 30, 2023
Financial assets.
Financial assets

14.Financial assets

Current financial assets relate to term accounts with an initial maturity longer than 3 months but less than 12 months measured at amortized costs.

In 2023, the Company entered into USD term deposits and US Treasury bills for a total amount $US 40.8 million (€37.4 million) and €6.0 million. During the period ended as at June 30, 2023, $US 25.0 million (€23.4 million) and €29.0 million reached maturity and is subsequently held as cash.

As per June 30, 2023, the current financial assets consists of $US 45.8 million (€41.9 million), which could generate a foreign currency exchange gain or loss in the financial results in accordance with the fluctuations of the USD/EUR exchange rate as the Company’s functional currency is EUR, and €26.0 million.

The total amount of term deposits as per June 30, 2023, amounts to €67.9 million.